EXHIBIT 99.1

URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION July 31, 2021

URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION July 31, 2021

Table of Contents

1	PROPERTY PORTFOLIO
2	SAME PROPERTY OPERATING INCOME – THREE AND NINE MONTHS PERIODS ENDED July 31, 2021 AND 2020
3	NEW AND RENEWAL LEASING STATISTICS – ROLLING 4 QUARTERS ENDED July 31, 2021

URSTADT BIDDLE PROPERTIES INC. PROPERTY PORTFOLIO - DETAIL July 31, 2021

															Property Demographics ₁
															3-Mile Radius
						Gross Leasable Area			Percentage Leased			Annualized Base Rent PSF for Leased Space			Total Population	Number of Households	Average Household Income	Median Household Income
	Property Location	Property Name	Anchor Tenant's	% Owned	Year Acquired	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
	Connecticut
1	Stamford	Ridgeway	Stop & Shop Supermarket	100%	2002	72,000	302,111	374,111	100.00%	89.46%	91.5%	$30.46	$30.43	$30.44	141,844	55,761	150,035	106,806
1	Stratford	The Dock	Stop & Shop Supermarket / BJ's Wholesale	100%	2005	167,754	110,731	278,485	100.00%	97.32%	98.9%	$16.93	$22.25	$18.66	86,188	35,103	87,634	70,304
1	New Milford	New Milford Plaza	Wal-Mart / Stop & Shop Supermarket	100%	2010	177,028	58,216	235,244	100.00%	100.00%	100.0%	$6.52	$14.82	$8.58	14,557	6,151	109,231	84,777
1	Danbury₂	Danbury Square	Christmas Tree Shops	100%	1995	47,555	146,407	193,962	100.00%	94.70%	96.0%	$24.90	$15.32	$17.77	62,983	23,154	90,816	72,679
1	Darien	Goodwives	Stop & Shop Supermarket	100%	1998	42,083	53,674	95,757	100.00%	81.29%	89.5%	$33.99	$40.10	$37.10	68,123	25,445	195,807	127,060
1	Stamford	High Ridge Center	Trader Joe's Supermarket/DSW Shoe Warehouse	24%	2017	37,211	49,911	87,122	100.00%	88.31%	93.3%	$32.52	$54.19	$44.27	54,638	20,718	209,748	151,078
1	New Milford	Veteran's Plaza	Big Y Supermarket	100%	2008	55,450	25,821	81,271	100.00%	87.45%	96.0%	$8.47	$18.69	$11.43	17,080	7,110	103,760	82,798
1	Orange	Orange Meadows	Trader Joe's Supermarket/TJ Maxx	100%	2003	38,313	39,148	77,461	100.00%	54.71%	77.1%	$17.82	$15.52	$16.99	51,889	21,534	110,118	92,442
1	Stamford	Newfield Green	Grade A Market	100%	2016	30,780	43,308	74,088	100.00%	96.54%	98.0%	$24.04	$49.19	$38.53	135,092	53,041	146,350	103,754
1	New Milford	Fairfield Plaza	Staples/Vacant	100%	2011	45,645	26,342	71,987	44.67%	62.31%	51.1%	$15.00	$15.82	$15.36	15,055	6,350	109,673	85,261
1	Fairfield	Fairfield Center	Marshalls	100%	2011	32,714	28,939	61,653	100.00%	100.00%	100.0%	$24.51	$26.36	$25.38	75,472	27,670	139,372	98,163
1	Ridgefield	Ridgefield	N/A	100%	1998	-	61,870	61,870	0.00%	90.93%	90.9%	$-	$24.52	$24.52	21,367	8,010	240,260	161,072
5	Greenwich Offices	Various	Various	100%	Various	-	57,746	57,746	0.00%	96.51%	96.5%	$-	$31.77	$31.77	71,502	26,826	202,331	128,331
1	Greenwich	Cos Cob Commons	CVS	100%	2014	15,629	32,018	47,647	100.00%	81.30%	87.4%	$63.85	$40.26	$49.11	65,349	24,506	231,151	143,730
1	Westport	Greens Farm	BevMax	100%	2003	14,100	25,554	39,654	100.00%	35.59%	58.5%	$16.85	$38.91	$25.50	32,646	12,221	291,970	176,113
1	Greenwich	Kings Shopping Center	Acme Supermarket	100%	2014	18,432	20,846	39,278	100.00%	84.61%	91.8%	$27.50	$39.70	$33.47	102,757	41,202	163,205	111,227
1	Derby	Aldi Square	Aldi Supermarket	100%	2017	19,069	18,723	37,792	100.00%	87.98%	94.0%	$9.47	$22.76	$15.63	54,292	22,677	84,621	70,782
1	Danbury	Airport Plaza	Buffalo Wild Wings	100%	2002	8,116	24,572	32,688	100.00%	87.58%	90.7%	$29.65	$29.26	$29.37	54,899	19,970	93,489	73,702
1	Bethel	The Hub	Rite Aid/La Placita Market	100%	2014	21,480	9,460	30,940	100.00%	100.00%	100.0%	$16.66	$25.75	$19.44	64,897	23,850	87,496	69,035
1	Stamford	970 High Ridge	FedEx Office	100%	2016	6,734	20,599	27,333	100.00%	89.32%	92.0%	$42.15	$33.58	$35.88	61,116	23,905	200,165	143,703
1	Ridgefield	Yankee Ridge Center	N/A	100%	2018	-	22,957	22,957	0.00%	100.00%	100.0%	$-	$27.21	$27.21	21,188	7,953	240,158	161,234
1	Greenwich	Cos Cob Plaza	Veterinary Emergency Group	100%	2013	4,025	10,880	14,905	100.00%	97.42%	98.1%	$60.00	$46.76	$50.40	75,863	29,029	213,902	132,169
1	Greenwich	Greenwich Commons	Wells Fargo	100%	2013	2,400	7,344	9,744	100.00%	100.00%	100.0%	$88.00	$81.20	$82.87	71,502	26,826	202,331	128,331
1	Greenwich	Old Greenwich - CVS	CVS	24%	2017	8,000	-	8,000	100.00%	0.00%	100.0%	$30.17	$-	$30.17	100,246	40,188	163,419	111,467
1	Stamford	High Ridge - Chase	J.P Morgan Chase Bank	24%	2017	4,160	-	4,160	100.00%	0.00%	100.0%	$77.84	$-	$77.84	54,638	20,718	209,748	151,078
1	Stratford	Knott's Landing	Chipotle	100%	2020	2,400	800	3,200	100.00%	100.00%	100.0%	$57.50	$38.00	$52.63	86,337	35,044	87,101	69,931
1	Unionville	Unionville Family Restaurant	Unionville Family Restaurant	100%	2013	2,530	-	2,530	100.00%	0.00%	100.0%	$23.32	$-	$23.32	27,741	11,277	168,379	125,357
						873,608	1,197,977	2,071,585	97.1%	89.0%	92.4%	$20.08	$28.56	$24.75

	New York
1	Brewster	Lakeview Plaza	Acme Supermarket	100%	2018	45,366	128,730	174,096	100.0%	68.0%	76.3%	$9.50	$22.46	$18.04	14,843	5,519	130,806	105,158
1	Carmel	Carmel ShopRite Center	ShopRite Supermarket	100%	1995	65,342	80,078	145,420	100.0%	86.4%	92.5%	$10.86	$15.51	$13.25	19,025	7,113	119,676	96,839
1	Ossining	Arcadian	Stop & Shop Supermarket	100%	1998	64,858	72,399	137,257	100.0%	85.3%	92.2%	$20.88	$27.72	$24.21	40,079	13,506	154,388	111,476
1	Somers	Somers Commons	Home Goods	100%	2003	30,000	104,760	134,760	100.0%	94.9%	96.1%	$19.00	$20.16	$19.89	36,448	13,720	145,558	112,652
1	Yorktown3	Staples Plaza	Staples	100%	2005	15,322	107,596	122,918	100.0%	80.7%	83.1%	$18.15	$21.38	$20.89	35,057	12,538	160,304	118,229
1	Somers	Towne Centre at Somers	CVS	100%	1999	14,013	66,401	80,414	100.0%	97.9%	98.3%	$29.04	$31.92	$31.41	21,214	8,270	178,093	124,563
1	Orangeburg	Orangetown Shopping Center	CVS	45%	2012	12,410	61,868	74,278	100.0%	80.8%	84.0%	$29.98	$19.41	$21.51	41,857	13,899	178,942	120,337
1	Eastchester	DeCicco's Plaza	DeCicco & Sons Market	100%	1997	29,754	40,132	69,886	100.0%	100.0%	100.0%	$22.00	$41.31	$33.09	113,782	43,462	238,056	157,825
1	Yonkers	McLean Shopping Center	Acme Supermarket	53%	2014	35,000	22,989	57,989	100.0%	82.6%	93.1%	$2.20	$54.41	$20.56	559,725	210,360	75,918	56,529
1	Briarcliff Manor4	Chilmark	CVS	100%	2001	13,900	32,838	46,738	100.0%	80.8%	86.5%	$36.00	$33.03	$34.05	44,727	15,159	166,128	119,401
4	Rye	Rye Portfolio	N/A	100%	2004	-	38,682	38,682	0.0%	100.0%	100.0%	$-	$37.22	$37.22	81,291	28,687	184,337	120,135
1	Ossining	Rockledge	Westchester Community College	100%	1999	12,558	16,449	29,007	100.0%	78.9%	88.1%	$17.25	$24.84	$21.11	40,079	13,506	154,388	111,476
1	Katonah	Village Commons	N/A	100%	2010	-	27,988	27,988	0.0%	73.8%	73.8%	$-	$39.71	$39.71	14,779	4,877	239,255	152,230
1	Yonkers	Tanglewood Shopping Center	Autozone	100%	2018	8,300	18,675	26,975	100.0%	100.0%	100.0%	$32.64	$39.24	$37.21	136,412	52,723	190,471	132,984
1	Harrison	Harrison Shopping Center	Key Food	100%	2015	12,018	14,175	26,193	100.0%	100.0%	100.0%	$25.03	$37.97	$32.03	70,310	25,203	215,856	137,867
1	Pelham	Pelham	Mason Supermarket	100%	2006	10,000	14,915	24,915	100.0%	100.0%	100.0%	$22.44	$39.53	$32.67	319,545	120,943	92,562	67,535
1	Eastchester	Eastchester Plaza	CVS	100%	2012	13,506	10,195	23,701	100.0%	100.0%	100.0%	$33.55	$36.75	$34.93	178,526	69,448	173,645	121,195
1	Somers	Heritage 202	Putnam County Savings Bank	100%	1992	3,184	16,074	19,258	100.0%	100.0%	100.0%	$52.32	$30.05	$33.73	21,692	8,413	175,912	123,495
3	Bronxville & Yonkers	N/A	People's United Bank / JP Morgan Chase Bank	100%	2008 & 2009	16,527	2,278	18,805	100.0%	100.0%	100.0%	$20.82	$35.58	$22.61	254,868	97,349	95,179	77,713
1	Kingston	Kingston	Taste of Italy	100%	2013	3,372	-	3,372	100.0%	0.0%	100.0%	$28.73	$-	$28.73	18,543	8,137	64,377	50,492
1	New City	New City Pad	Putnam County Savings Bank	84%	2018	2,596	-	2,596	100.0%	0.0%	100.0%	$49.73	$-	$49.73	66,599	20,302	156,424	124,458
						408,026	877,222	1,285,248	100.0%	86.0%	90.4%	$18.52	$27.33	$24.23
	Note 1 - Demographics provided by Applied Geographic Solutions, 4/2018
	Note 2 - Leased square footage includes 65,700 of square feet for former Toy's "R" Us and Babies "R" Us space now owned by OSJ of Danbury, LLC at zero rent.
	Note 3 - Property is shadow anchored by a BJ's Wholesale Club
	Note 4 - Property is shadow anchored by an Acme Supermarket

	New Jersey
1	Midland Park	Midland Park Shopping Center	Kings Supermarket	100%	2015	29,550	100,775	130,325	100.0%	85.7%	88.9%	$24.49	$26.14	$25.72	109,808	39,080	200,521	146,928
1	New Providence	Village Shopping Center	Acme Supermarket	100%	2013	45,464	63,163	108,627	100.0%	100.0%	100.0%	$22.75	$35.88	$30.38	65,171	23,282	251,533	169,419
1	Newark	Ferry Plaza	Seabra Foods	100%	2008	63,433	44,435	107,868	100.0%	100.0%	100.0%	$14.27	$30.16	$20.82	215,114	73,980	62,397	47,096
1	Wayne	Valley Ridge	Whole Foods	100%	1992	38,792	64,625	103,417	100.0%	89.7%	93.6%	$16.50	$33.34	$26.59	118,957	39,968	110,130	85,858
1	Pompton Lakes	Pompton Lakes Town Square	Planet Fitness	100%	2015	18,000	76,065	94,065	100.0%	45.6%	56.0%	$15.00	$27.56	$23.27	56,465	21,737	125,529	101,840
1	Emerson	Shop Rite Plaza	ShopRite Supermarket	100%	2007	53,450	39,212	92,662	100.0%	79.6%	91.4%	$9.48	$23.64	$14.70	94,557	32,795	173,651	129,160
1	Kinnelon	Meadtown Shopping Center	Marshall's	100%	2015	24,511	52,360	76,871	100.0%	100.0%	100.0%	$17.00	$26.78	$23.66	32,720	13,257	127,823	104,719
1	Dumont	Washington Commons	Stop & Shop Supermarket	36%	2017	44,282	29,905	74,187	100.0%	86.5%	94.6%	$19.45	$29.89	$23.30	151,520	51,669	157,948	118,881
1	Boonton	Boonton Acme Center	Acme Supermarket	100%	2014	49,463	13,278	62,741	100.0%	91.5%	98.2%	$21.37	$35.70	$24.20	49,019	19,135	161,858	122,654
1	Bloomfield	Bloomfield Crossing	Walgreen's / Food World	100%	2014	42,548	16,688	59,236	100.0%	85.3%	95.9%	$6.12	$33.94	$13.10	315,879	122,723	93,191	74,350
1	Wyckoff	Cedar Hill Shopping Center	Walgreen's	100%	2015	15,960	27,410	43,370	100.0%	86.2%	91.3%	$26.68	$32.30	$30.03	82,065	29,434	202,691	145,278
1	Passaic	Van Houton Farms	Dollar Tree/Family Dollar	100%	2017	20,816	15,703	36,519	100.0%	17.8%	64.7%	$10.50	$25.22	$12.24	287,060	99,901	95,493	76,636
1	Waldwick	Waldwick Plaza	United States Postal Service	100%	2017	5,567	20,954	26,521	100.0%	87.1%	89.8%	$25.00	$28.31	$27.54	78,990	27,271	226,218	158,515
1	Waldwick	Waldwick Rite Aid	Rite Aid	100%	2007	20,000	-	20,000	100.0%	0.0%	100.0%	$26.22	$-	$26.22	77,970	26,946	227,939	158,405
1	Chester	Rainbow Childcare Center	Vacant	100%	2013	9,120	-	9,120	0.0%	0.0%	0.0%	$-	$-	$-	10,003	3,448	263,871	178,921
1	Fort Lee	H-Mart Plaza	H-Mart	100%	2015	7,000	-	7,000	100.0%	0.0%	100.0%	$44.11	$-	$44.11	551,047	213,046	90,120	63,877
1	Bloomfield	Friendly's - Bloomfield	Friendly's	100%	2013	2,630	-	2,630	100.0%	0.0%	100.0%	$45.46	$-	$65.96	199,320	78,935	128,264	100,760
						490,586	564,573	1,055,159	98.1%	82.7%	89.9%	$17.47	$29.83	$23.61

	Total Consolidated					1,772,220	2,639,772	4,411,992	98.1%	86.6%	91.23%	$18.99	$28.41	$24.33

1	Unconsolidated Joint Ventures
1	Scarsdale, NY	Midway Shopping Center	ShopRite Supermarket	12%	2010	73,758	168,244	242,002	100.0%	92.2%	94.6%	$17.15	$34.42	$28.86	331,285	127,037	99,550	74,627
1	Riverhead, NY	Gateway Plaza	Walmart	50%	2014	167,951	30,350	198,301	100.0%	100.0%	100.0%	$6.15	$27.56	$9.43	19,838	7,504	88,939	57,963
1	Carmel, NY	Putnam Plaza	Tops Markets	67%	2010	60,858	128,536	189,394	100.0%	82.6%	88.2%	$7.49	$19.71	$15.26	19,316	7,165	119,969	99,074
1	Montvale, NJ	Chestnut Ridge	The Fresh Market	50%	2013	19,205	56,943	76,148	100.0%	89.2%	91.9%	$24.56	$29.36	$28.04	54,758	19,156	210,346	146,904
1	Riverhead, NY	Applebee's Plaza	Applebee's	50%	2014	5,363	7,194	12,557	100.0%	100.0%	100.0%	$30.93	$29.21	$29.95	19,838	7,504	88,939	57,963
	Total Unconsolidated					327,135	391,267	718,402	100.0%	89.3%	94.20%	$10.37	$28.51	$19.74
											97.7%
80	Total Core Portfolio					2,099,355	3,031,039	5,130,394	98.4%	87.0%	91.65%	$17.62	$28.43	$23.67

	Note 1 - Demographics provided by Applied Geographic Solutions, 10/2018
	Note 2 - Leased square footage includes 65,700 of square feet for former Toy's "R" Us and Babies "R" Us space now owned by OSJ of Danbury, LLC at zero rent.
	Note 3 - Property is shadow anchored by a BJ's Wholesale Club
	Note 4 - Property is shadow anchored by an Acme Supermarket

URSTADT BIDDLE PROPERTIES INC. CORE PORTFOLIO SAME PROPERTY OPERATING INCOME DISCLOSURE July 31, 2021

	Nine Months Ended Jul 31,			Three Months Ended Jul 31,
	2021	2020	% Change	2021	2020	% Change
Same Property Operating Results:

Number of Properties (Note 4)	74			74

Revenue (Note 2)
Base Rent (Note 3)	$74,627	$70,673	5.6%	$24,660	$21,529	14.5%
Provision for tenant credit losses-same property	(1,380)	(3,460)	-60.1%	-	(1,615)	-100.0%
ASC Topic 842 cash-basis lease income reversal-same property	(1,882)	(1,776)	6.0%	10	(1,776)	-100.6%
Recoveries from tenants	26,742	20,857	28.2%	9,273	6,960	33.2%
Other property income	304	787	-61.4%	87	576	-84.9%
	98,411	87,081	13.0%	34,030	25,674	32.5%

Expenses
Property operating	10,977	8,609	27.5%	3,269	2,361	38.5%
Property taxes	17,586	17,521	0.4%	5,902	5,869	0.6%
Other non-recoverable operating expenses	1,464	1,315	11.3%	453	502	-9.8%
	30,027	27,445	9.4%	9,624	8,732	10.2%

Same Property Net Operating Income	$68,384	$59,636	14.7%	$24,406	$16,942	44.1%

Other reconciling items:
Other non same-property net operating income	804	1,088		89	313
Other Interest income	349	336		118	88
Other Dividend income	-	182		-	-
Consolidated lease termination income	801	460		97	112
Consolidated amortization of above and below market leases	455	525		166	175
Consolidated straight line rent income	(2,702)	1,780		(371)	1,230
Equity in net income of unconsolidated joint ventures	1,025	1,160		365	184
Taxable REIT subsidiary income/(loss)	419	719		165	393
Solar income/(loss)	(159)	(91)		88	107
Storage income/(loss)	805	714		360	240
Unrealized holding gains arising during the periods	-	-		-	(109)
Gain on sale of marketable securities	-	258		-	258
Interest expense	(10,062)	(10,123)		(3,329)	(3,475)
General and administrative expenses	(6,876)	(8,495)		(2,139)	(2,111)
Provision for tenant credit losses	(1,380)	(3,490)		(1)	(1,645)
Provision for tenant credit losses-same property	1,380	3,460		1	1,615
ASC Topic 842 cash-basis lease income reversal	(1,882)	(1,776)		10	(1,776)
ASC Topic 842 cash-basis lease income reversal-same property	1,882	1,776		(10)	1,776
Directors fees and expenses	(277)	(287)		(79)	(94)
Depreciation and amortization	(21,773)	(21,587)		(7,063)	(7,304)
Adjustment for intercompany expenses and other	(2,970)	(3,233)		(2,006)	(996)

Total other -net	(40,161)	(36,624)		(13,539)	(11,019)
Income from continuing operations	28,223	23,012	22.6%	10,867	5,923	83.5%
Gain (loss) on sale of real estate	12,214	(328)		11,808	-
Net income	40,437	22,684	78.3%	22,675	5,923	282.8%
Net income attributable to noncontrolling interests	(2,724)	(3,001)		(887)	(935)
Net income attributable to Urstadt Biddle Properties Inc.	$37,713	$19,683	91.6%	$21,788	$4,988	336.8%

Same Property Operating Expense Ratio (Note 1)	93.6%	79.8%	13.8%	101.1%	84.6%	16.5%

Note 1 -	Represents the percentage of property operating expense and real estate tax expense recovered from tenants under operating leases
Note 2 -	Excludes straight line rent, above/below market lease rent, lease termination income.
Note 3 -
 Base rents for the three and nine month periods ended July 31, 2021 are reduced by approximately $99,000 and $538,000, respectively, in rents that were deferred and approximately $414,000 and $2.7 million, in rents that were abated because of COVID-19. Base rents for the three and nine month periods ended July 31, 2021, are increased by approximately $826,000 and $2.8 million, respectively, in COVID-19 deferred rents that were billed and collected in those periods. Base rents for the nine and three months ended July 31, 2020 are reduced by approximately $1.9 million in rents that were deferred and approximately $492,000 in rents that were abated as a result of COVID-19.

Note 4 -	Includes only properties owned for the entire period of both periods presented

Non-GAAP Financial Measure - Net Operating Income:
We present Same Property Net Operating Income ("Same Property NOI"), which is a non-GAAP financial measure. Same Property NOI excludes from Net Operating Income (“NOI”) properties that have not been owned for the full periods presented. The most directly comparable GAAP financial measure to NOI is operating income. To calculate NOI, operating income is adjusted to add back depreciation and amortization, general and administrative expense, interest expense, amortization of above and below-market lease intangibles and to exclude straight-line rent adjustments, interest, dividends and other investment income, equity in net income of unconsolidated joint ventures, and gain/loss on sale of operating properties.

We use Same Property NOI internally as a performance measure and believe Same Property NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Our management also uses Same Property NOI to evaluate property level performance and to make decisions about resource allocations. Further, we believe Same Property NOI is useful to investors as a performance measure because, when compared across periods, Same Property NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs on an unleveraged basis, providing perspective not immediately apparent from income from continuing operations. Same Property NOI excludes certain components from net income attributable to Urstadt Biddle Properties Inc. in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Same Property NOI presented by us may not be comparable to Same Property NOI reported by other REITs that define Same Property NOI differently.

URSTADT BIDDLE PROPERTIES INC. LEASING ACTIVITY July 31, 2021

	Leases	Square	New Rent	Prior Rent	Cash Basis
	Signed	Feet	Per Sq. Ft (a)	Per Sq. Ft. (a)	Change

Total Comparable Leases:
3rd Quarter 2021	63	135,684	$30.58	$30.01	1.9%
2nd Quarter 2021	53	235,573	$20.84	$21.59	-3.5%
1st Quarter 2021	46	188,585	$18.07	$18.91	-4.4%
4th Quarter 2020	39	73,160	$24.53	$26.19	-6.3%
Totals	201	633,002	$22.53	$23.13	-2.6%

New Leases - Comparable:
3rd Quarter 2021	19	38,204	$28.20	$27.08	4.1%
2nd Quarter 2021	11	32,815	$19.10	$22.31	-14.4%	(d)
1st Quarter 2021	13	17,962	$27.34	$31.18	-12.3%	(c)
4th Quarter 2020	14	16,770	$18.10	$20.96	-13.7%	(b)
Totals	57	105,751	$23.63	$25.33	-6.7%

Renewals - Comparable:
3rd Quarter 2021	44	97,480	$31.50	$31.15	1.1%
2nd Quarter 2021	42	202,758	$21.12	$21.47	-1.6%
1st Quarter 2021	33	170,623	$17.10	$17.62	-3.0%
4th Quarter 2020	25	56,390	$26.45	$27.75	-4.7%
Totals	144	527,251	$22.31	$22.68	-1.7%

(a)
New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b)	Includes a 49.2% decrease for a space totaling 5,000 square feet at our New Milford Plaza Property.
(c)	Includes a 27% decrease for two spaces totaling 4,010 square feet at our Harrison property, as well as 39% decrease for space totaling 1,100 square feet at our Ridgefield property
(d)
Includes a 42% decrease for one space totaling 13,884 square feet at our Bethel property, 34.5% decrease for space totaling 700 square feet at our Ridgeway property, as well as 15% decrease for space totaling 3,200 square feet at our Derby property

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